Investor Presentation February 27, 2026 l (NYSE American: INFU) Helping People Live Longer and Healthier Lives

Forward-Looking Statements / Non-GAAP Measures Forward-Looking Statements Certain statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as statements relating to future actions, our share repurchase program and capital allocation strategy, business plans, strategic partnerships, growth initiatives, objectives and prospects, future operating or financial performance, guidance and expected new business relationships and the terms thereof (including estimated potential revenue under new or existing contracts). The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” "goal," “expect,” “strategy,” “future,” “likely,” variations of such words, and other similar expressions, as they relate to the Company, are intended to identify forward-looking statements. Forward-looking statements are subject to factors, risks and uncertainties that could cause actual results to differ materially, including, but not limited to, our ability to successfully execute on our growth initiatives and strategic partnerships, our ability to enter into definitive agreements for the new business relationships on expected terms or at all, our ability to generate estimated potential revenue amounts under new or existing contracts, our dependence on estimates of collectible revenue, potential litigation, changes in third-party reimbursement processes, changes in law, global financial conditions and recessionary risks, rising inflation and interest rates, supply chain disruptions, systemic pressures in the banking sector, including disruptions to credit markets, contributions from acquired businesses or new business lines, products or services and other risk factors disclosed in the Company’s most recent annual report on Form 10-K and, to the extent applicable, quarterly reports on Form 10-Q. Our strategic partnerships are subject to similar factors, risks and uncertainties. All forward-looking statements made in this presentation speak only as of the date hereof. InfuSystem does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances, except as required by law. Non-GAAP Measures This presentation contains information prepared in conformity with GAAP as well as non-GAAP financial information. The Company believes that the non- GAAP financial measures presented in this presentation provide useful information to the Company’s management, investors and other interested parties about the Company’s operating performance because they allow them to understand and compare the Company’s operating results during the current periods to the prior year periods in a more consistent manner. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP, and similarly titled non-GAAP measures may be calculated differently by other companies. The Company calculates those non-GAAP measures by adjusting for nonrecurring or non-core items that are not part of the normal course of business and that the Company’s management does not believe will have similar comparable year-over-year items. A reconciliation of those measures to the most directly comparable GAAP measures is provided in Appendix A of this presentation. 2

3 *Data as of December 31, 2025, unless otherwise noted 6 Investment Highlights 40-Year History | Long-Term Blue Chip Customer Base 7 Seven Consecutive Years of Record Revenue • Revenue CAGR: 8% • Adjusted EBITDA CAGR: 8% 2025 Adjusted EBITDA: $31.5M Business Generates Substantial Annual Cash Flow • $24.4M – 2025 Cash Flow Provided by Operations Solid Balance Sheet to Support Growth* • Net Leverage Ratio: 0.52x • Debt/Equity Ratio: 0.75x Medical Equipment Assets*: ~$109M NOLs: ~$6M Net Revenues In M ill io ns $102.4 $109.9 $125.8 $134.9 $143.4 2021 2022 2023 2024 2025 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0

*Source: U.S. News & World Report, Best Hospitals 2025 4 Business Highlights A leading provider of medical equipment and patient services powered by a 100k+ device fleet in the U.S. and Canada Over four decades of experience, built on existing Oncology therapy model and now rapidly expanding into multiple therapies National scale, serving 19 out of 20 top-ranked hospital systems nationwide* Participating in-network provider in more than 800 health insurance networks covering over 97% of the U.S. population, serving over 2,000 sites of care Serving nearly 4,500 customer locations Seven major service areas in the U.S. and Canada with more than 450 employees

• Safe quality equipment • Home treatment • Equipment on demand • Lower admin costs - Smart • Product distribution • Trusted device care • Lower cost of care - Smart • Improved outcomes 5 Patient • SAFE quality equipment • Home treatment • Last-mile solution • 24-hour patient support • Patient satisfaction surveys Manufacturer P oduct istribution • TRUSTED device care • Preferred service center • Recall remediation Payer • Lower cost of care – SMART • Improve patient outcomes • Contracts covering over 97% of the U.S. population Provider • Equipment on demand • Device agnostic • Lower admin costs – SMART Providing Solutions To Manage the Device Throughout the Treatment Cycle Manufactu er • Produc distribution • TRUSTED device c re • Preferred service center • Recall remediation Provider • Equip ent on demand • Device agnostic • Lower admin costs — SMART Payer • Lower cost of car — SMART • Improve patient outcomes • Contracts covering over 97% of the U.S. population Patient • SAFE quality eq ipment • Home treatment • Last-mil solut on • 24-hou patien support • Patient satisfaction surveys Device-Agnostic Services Platform That Improves Health Care Processes and Outcomes SOLUTIONS

SALES BY SEGMENT Total 2025 Revenue: $143.4 Million $56.9M (40%)$86.5M (60%) Device Solutions Providing equipment, products and services to hospitals, clinics and home infusion providers Patient Services Facilitating outpatient care for patients requiring durable medical equipment Patient Services • Oncology • Pain Management • Wound Care Device Solutions • Biomedical Services • Consumables • Inventory Management • Sales, Rentals & Leasing 6

Patient Services • 800+ national payer contracts covering over 97% of U.S. population • Focused and scalable revenue cycle management team •24/7 clinical hotline •Device agnostic Device Solutions •White Glove Concierge approach • 7 facilities serving U.S. and Canada •More than 130 biomedical technicians • Extensive repair capabilities and expertise • ISO 9001/13485 certified Competitive Advantages • Significant Barriers to Entry in Patient Services • Service-Based Competitive Advantages in Device Solutions 7

“The patient is at the center of everything we do.” Patient Services Oncology (Core Business) Is Profitable and Stable Growth Opportunities Are Pain Management and Wound Care Clinical Support/ Case Management Device Logistics Revenue Cycle Management Device Repair & Maintenance 8 Unique High-Service Platform, Third-Party Payer Model INFU Is Paid by the Patient’s Insurance Provider

Medical Device Sales, Rentals & Leasing Consumable Sales Device Repair & Maintenance Device Solutions Traditional Medical Distribution, Direct Payer Model INFU Is Paid Directly by the Hospital/Clinic/Home Care Provider Trusted Device & Service Provider Inventory & Tracking • Device Solutions (Core Business) Is Stable and Growing • Growth Opportunity Is Biomedical Services 9

Managing the Device Throughout the Treatment Cycle SOLUTIONS Manufacturer Provider Payer Patient • Distribution • Device support • Improved outcomes • Lower costs • Devices on demand • White Glove services • Third-party payer billing • Access to advanced devices and products • 24/7 patient support Connecting and Enhancing Processes for Key Stakeholders To Solve Complex Problems 10

High-Value Health Care Services Platform Specialized Skills We Developed for Oncology Now Being Leveraged in New Therapies and Partnerships 11

InfuSystem's Unique Capabilities Are in High Demand February 2021 Acquired and Integrated Two Biomedical Services Companies to Develop and Expand Device Solutions in Acute Care February 2022 Signed Agreement With Solo-Dex Inc. for Proprietary Continuous Peripheral Nerve Block Catheters April 2022 Biomedical Master Service Agreement With Leading Global Health Care Technology and Diagnostics Company – 300K Pumps, 1,200 Medical Facilities, 800 Hospitals 2021 2022 November 2022 Established New Wound Care Partnership With Sanara MedTech to Deliver a Complete Wound Care Solution Distribution Agreement With Cork Medical to Distribute NPWT Devices and Supplies 2023 April 2023 Announced National Distribution Agreement With Genadyne Biotechnologies to Distribute NPWT Systems and Supplies 12 February 2020 Launched Negative Pressure Wound Therapy (NPWT) to Provide Last-Mile Solution 2020 2024 August 2024 Announced Distribution Agreement With Smith+Nephew to Distribute Its Innovative RENASYS◊ EDGE NPWT System and Supplies September 2024 InfuSystem Holdings, Inc. and Sanara MedTech Inc. Announced Exclusive U.S. Distribution Agreement with ChemoMouthpiece, LLC

Quarterly Trends 13 Net Revenue Quarterly Trend $24.5 $24.8 $26.6 $26.5$26.8 $27.0 $27.3 $28.8 $30.4 $31.7 $31.9 $31.8$32.0 $33.7 $35.3 $33.8$34.7 $36.0 $36.5 $36.2 2021 2022 2023 2024 2025 1st Quarter 2nd Quarter 3rd Quarter 4th Quarter $— $10.0 $20.0 $30.0 $40.0 Adjusted EBITDA Quarterly Trend (1)(2) $6.2 $5.9 $5.5 $6.5 $4.1 $5.5 $5.6 $5.5 $4.2 $5.8 $6.2 $6.2 $3.9 $6.1 $7.9 $7.5 $6.3 $8.0 $8.3 $8.8 2021 2022 2023 2024 2025 1st Quarter 2nd Quarter 3rd Quarter 4th Quarter $— $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 $ in M ill io ns $ in M ill io ns (1) See Appendix A. (2) Includes $0.7M in 2024 and $2.6M in 2025 for expenses associated with a project to upgrade the Company’s information technology and business applications included a replacement of the main enterprise resource planning (“ERP”) application.

Annual Financial Performance 14 $ in M ill io ns $ in M ill io ns Net Revenues $97.4 $102.4 $109.9 $125.8 $134.9 $143.4 2020 2021 2022 2023 2024 2025 $— $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 Adjusted EBITDA (1)(2) $26.2 $24.0 $20.7 $22.4 $25.3 $31.5 2020 2021 2022 2023 2024 2025 $— $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 Patient Services Net Revenues $61.1 $65.6 $68.9 $76.5 $80.4 $86.5 2020 2021 2022 2023 2024 2025 $— $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 Device Solutions Net Revenues $36.3 $36.8 $41.0 $49.3 $54.5 $56.9 2020 2021 2022 2023 2024 2025 $— $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 $55.0 $60.0 Patient Services (formerly ITS) Device Solutions (formerly DME) $ in M ill io ns $ in M ill io ns *2020 includes favorable COVID-19 impact on Net Revenue and AEBITDA. (1) See Appendix A. (2) Includes $0.7M in 2024 and $2.6M in 2025 for expenses associated with a project to upgrade the Company’s information technology and business applications included a replacement of the ERP application.

Annual Margin Performance 15 Gross Margin 59.4% 57.2% 55.1% 50.2% 52.2% 56.0% 2020 2021 2022 2023 2024 2025 —% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% Adjusted EBITDA Margin (1)(2) 26.9% 23.5% 18.9% 17.8% 18.8% 21.9% 2020 2021 2022 2023 2024 2025 —% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Patient Services Gross Margin 65.1% 64.1% 63.1% 62.5% 65.7% 64.0% 2020 2021 2022 2023 2024 2025 —% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% Device Solutions Gross Margin 49.9% 44.8% 41.8% 31.1% 32.2% 43.8% 2020 2021 2022 2023 2024 2025 —% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% Patient Services (formerly ITS) Device Solutions (formerly DME) *2020 includes favorable COVID-19 impact on AEBITDA. (1) See Appendix A. (2) Includes $0.7M in 2024 and $2.6M in 2025 for expenses associated with a project to upgrade the Company’s information technology and business applications included a replacement of the ERP application.

Balance Sheet Highlights 16 $ in Millions As of December 31, 2025 Equity $57.3 Total Long-Term Debt $19.6 Net Leverage Ratio 0.52x Debt/Equity Ratio 0.75x Total Available Liquidity $58.2 Effective Fixed Interest Rate on Fixed Debt 3.8% Cash Provided by Operations (TTM) $24.4 Cash (Designed for low cash levels) $3.2 Working Capital $13.0 NOLs $5.8 Fixed vs. Floating Debt 100% null Fixed Variable $19.6M Fixed portion of debt effected through interest- rate swaps. All 2025 debt was fixed-rate; the Company had no variable rate debt.

17 Capital Allocation Priorities Investments to Drive Organic Growth Initiatives • Device Solutions – Biomedical Services • Patient Services – SI Health Care Technologies Share Repurchase – Opportunistic • $20M Stock Repurchase Program Renewed May 20, 2024, Expires on June 30, 2026 • Purchased $11.0M of Shares as of December 31, 2025 • Purchased $6.2M of Shares Under Previous Program* Reduce Debt Levels • Ongoing Financial Flexibility • Maintain Leverage at 1.5x – 2.0x *Previous Authorization Was from June 30, 2021 to May 20, 2024

Corporate Priorities Maintain Solid Core Business in Oncology and Device Solutions Drive Major Growth Initiatives – Biomedical and Wound Care Continuous Process Enhancements to Boost Net Margins; Sustain Optimal CapEx Efficiency Balance Investment/Growth Initiatives With Improving AEBITDA and Cash Flow 18

Appendix A GAAP to NON-GAAP Reconciliation NET INCOME TO ADJUSTED EBITDA: Twelve Months Ended December 31, Three Months Ended December 31, (in thousands) 2021 2022 2023 2024 2025 2024 2025 GAAP net income $ 1,420 $ 18 $ 872 $ 2,345 $ 6,627 $ 933 $ 2,036 Adjustments: Interest expense 1,377 1,402 2,170 1,777 1,299 361 260 Income tax (benefit) provision (163) 112 979 2,714 3,996 1,331 1,461 Depreciation 10,363 10,866 11,518 11,508 12,374 3,173 3,138 Amortization 4,262 2,494 990 991 920 248 211 Non-GAAP EBITDA $ 17,259 $ 14,892 $ 16,529 $ 19,335 $ 25,216 $ 6,046 $ 7,106 Stock compensation costs 6,404 3,825 4,074 4,460 4,363 1,184 1,272 Medical equipment reserve and disposals (1) 194 1,162 1,501 573 400 205 169 Acquisition costs 154 — — — — — — SOX readiness costs 199 110 — — — — — Management reorganization/transition costs (2) 49 633 72 108 1,321 — 239 Cooperation Agreement payment and associated legal expenses — — 16 649 — — — Certain other non-recurring costs (210) 123 174 175 157 66 8 Non-GAAP Adjusted EBITDA $ 24,049 $ 20,745 $ 22,366 $ 25,300 $ 31,457 $ 7,501 $ 8,794 Business Application (“ERP) Upgrade Investment (3) $ — $ — $ — $ 738 $ 2,560 $ 493 $ 689 19 (1) Amounts represent a non-cash expense recorded to adjust the reserve for missing medical equipment and/or the disposal of medical equipment and is being added back due to its similarity to depreciation. (2) Includes severance compensation for the outgoing CEO totaling $1.0 million for the period ending December 31, 2025. (3) Represents expenses associated with a project to upgrade the Company’s information technology and business applications including a replacement of our main enterprise resource planning (“ERP”) application. The project was launched during the second quarter of 2024 and is expected to be completed during the first quarter of 2026. Amounts are included in GAAP net income and have not been added back in the measurement of Non-GAAP Adjusted EBITDA.

Barry Steele Executive Vice President & Chief Financial Officer Joined InfuSystem: 2020 Carrie Lachance Chief Executive Officer & Director Joined InfuSystem: 2010 Addam Chupa Executive Vice President & Chief Information Officer Joined InfuSystem: 2020 Executive Team Seasoned Industry Experience Health Care Medical Device Life Sciences Pharmaceutical Military Consulting Public Accounting Information Technology & High-Tech Automotive 20 Jerod Funke Executive Vice President & Chief Human Resources Officer Joined InfuSystem: 2023